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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                        EXCHANGE ACT OF 1934 (THE "ACT")

                                 OCTOBER 6, 2003
                        (DATE OF EARLIEST EVENT REPORTED)

                               SUITE 101.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      0-25136                  33-0464753
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)         NUMBER)               IDENTIFICATION NO.)




                           200, 630 - 4TH AVENUE S.W.
                        CALGARY, ALBERTA, CANADA T2P 0J9
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         TELEPHONE NUMBER (403) 777-9250
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 6, 2003, Suite101.com, Inc. (the "Company") replaced N.I. Cameron Inc., Chartered Accountants ("Cameron") as its principal accountant. Cameron was previously engaged to audit the Company's financial statements. The Company retained Grant Thornton LLP ("GT") on October 6, 2003 as the principal accountants to replace Cameron.

         On August 29, 2003, the Company acquired all of the outstanding common shares of GeoGlobal Resources (India) Inc.("GeoGlobal"). On October 6, 2003, the Company also retained GT as the principal accountants to audit the financial statements of GeoGlobal.

         The Company's board of directors approved the change of accountants from Cameron to GT. The Company's and GeoGlobal's boards of directors also approved the change of accountants from Maldaner Crooks, Chartered Accountants, to GT. GT has been retained to audit the Company's consolidated financial statements for the fiscal year ended December 31, 2003.

         The audit reports of Cameron on the Company's financial statements for the two fiscal years ended December 31, 2002 and December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except the reports were modified to include an explanatory paragraph for a going concern uncertainty because of the Company's accumulated losses, because it has had no material revenue producing operations and because of its need to raise additional capital or merge with a revenue producing venture partner which raise substantial doubt as to the Company's ability to continue as a going concern.

         In connection with the audits of the fiscal years ended December 31, 2002 and December 31, 2001 including the subsequent fiscal year and interim periods through October 6, 2003, the date of replacement, the Company had no disagreements with Cameron with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B which, if not resolved to its satisfaction, would have caused Cameron to make reference in connection with its opinion to the subject matter of the disagreement in connection with its report. In addition, during that time the Company did not receive from Cameron any advice of the type described in Item 304(a)(1)(iv)(B) of Regulation S-B.

         During the fiscal years ended December 31, 2002 and December 31, 2001, including the subsequent fiscal year and interim periods through October 6, 2003, the date of Cameron 's replacement, and prior to the appointment of GT, the Company (or anyone on its behalf) did not consult with GT regarding any of the accounting or auditing issues stated in Item 304(a)(2) of Regulation S-B.

         The Company provided Cameron with a copy of this report prior to filing it with the Securities and Exchange Commission ("Commission"). The Company requested that Cameron furnish the Company with a letter to the Commission stating whether Cameron agrees with the above statements. A copy of that letter dated October 7, 2003 is filed as an Exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of businesses acquired. None required.

         (b) Pro forma financial information. None required.

         (c) Exhibits:

              EXHIBIT NUMBER              DESCRIPTION OF DOCUMENT
            ------------------   -----------------------------------------------
                   16.1          Letter from Cameron stating that it has
                                 reviewed this Form 8-K and has no objection to the statements made within this Form 8-K.




SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 14, 2003
SUITE 101.COM, INC.
(Registrant)


/s/ Allan J.Kent
----------------
Allan J. Kent
Executive VP & CFO